                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 12, 1999





                             ARCADIA FINANCIAL LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


   MINNESOTA                  0-20526                       41-1664848
(State or other          (Commission File                 (IRS Employer
jurisdiction of               Number)                  Identification No.)
incorporation)



7825 WASHINGTON AVENUE SOUTH, MINNEAPOLIS, MN                55439
---------------------------------------------               --------
  (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (612) 944-9880





                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)

ITEM 5.  OTHER EVENTS.

         On November 12, 1999, Arcadia Financial Ltd., a Minnesota corporation (the "Company"), executed an Agreement and Plan of Merger (the "Merger Agreement") with Associates First Capital Corporation, a Delaware corporation ("Associates"), and AFCC Newco, Inc., a Minnesota corporation and a wholly owned subsidiary of Associates ("Sub"). Pursuant to the terms of the Merger Agreement, Sub will merge with and into the Company (the "Merger"), and each share of the common stock, par value $.01 per share, of the Company (the "Common Stock"), other than shares held by Associates and its subsidiaries, treasury shares, and shares with respect to which appraisal rights are perfected, will be converted into the right to receive (i) $4.90 per share in cash and (ii) one Residual Value Obligation, which will participate in cash flows in excess of agreed upon amounts released from the Company's existing securitization transactions. The principal terms of the Residual Value Obligations are set forth in Exhibit A to the Merger Agreement. Consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among others, (x) the approval and adoption of the Merger Agreement by the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote thereon, (y) the absence of any injunction preventing consummation of the Merger and (z) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The closing of the Merger is expected to occur within two business days following the satisfaction of the conditions set forth in the Merger Agreement. The description of the Merger Agreement contained herein, including the description of the Residual Value Obligations, is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         On November 12, 1999, the Company and Associates executed a Continuous Asset Purchase and Sale Agreement (the "Purchase Agreement") relating to the sale by the Company to Associates of the Company's interest in certain motor vehicle retail installment sales contracts and notes secured by motor vehicles. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         The Company and Norwest Bank Minnesota, National Association executed Amendment No. 3 to the Rights Agreement, dated as of November 12, 1999 ("Amendment No. 3"), which Amendment No. 3 provides that neither Associates nor Sub shall be an Acquiring Person under the Rights Agreement by virtue of the execution of the Merger Agreement or the consummation of the transactions contemplated therein. A copy of Amendment No. 3 is attached hereto as Exhibit
4.1 and is incorporated herein by reference.

         On November 15, 1999, Associates and the Company issued a joint press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of businesses acquired.

                  None.

         (b) Pro Forma financial information.

                  None.

         (c)  Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of November 12, 1999, by and among the Company, Associates and Sub.

                  4.1 Amendment No. 3 to the Rights Agreement, dated as of November 12, 1999, by and between the Company and Norwest Bank Minnesota, National Association.

                  10.1 Continuous Asset Purchase and Sale Agreement, dated as of November 12, 1999, by and between the Company and Associates.

                  99.1 Joint Press Release of Associates and the Company, dated November 15, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ARCADIA FINANCIAL LTD.



Dated:  November 15, 1999
                                  /s/ JAMES D. ATKINSON III
                                  -------------------------------------------
                                  Name:  James D. Atkinson III
                                  Title:    Chief Legal Officer and Secretary

                                  EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION

    2.1       Agreement and Plan of
              Merger, dated as of
              November 12, 1999, by and
              among the Company,
              Associates and Sub.

    4.1 Amendment No. 3 to the Rights Agreement, dated as of November 12, 1999, by and between the Company and Norwest Bank Minnesota, National Association.

    10.1      Continuous Asset Purchase
              and Sale Agreement, dated
              as of November 12, 1999, by
              and between the Company and
              Associates.

    99.1 Joint Press Release of Associates and the Company dated November 15, 1999.